[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) RESEARCH
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli*                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com



* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -14.60% and Service Class shares returned -14.70%. These returns, which include the reinvestment of dividend and capital gains distributions, compare to a return of -16.12% over the same period for the series' benchmark, the Standard and Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

Investment research is the cornerstone of how the VIT Research Series is managed -- independent, candid research performed by our analysts who are accountable to no one but our clients. That being said, our focus on research has become increasingly important and more challenging during this difficult market environment. Following the collapse of Enron, and the subsequent SEC investigations into the accounting practices of several large companies, there has been heightened scrutiny of the veracity of corporate financial statements. While not all the skepticism is warranted, the psychological impact on the market is huge, and that has caused investors to be more risk-averse.

Our response to this situation has been two-fold. We are closely analyzing companies' financial statements and comparing them to what their competitors are reporting. Severe discrepancies would cause concern and could call into question the integrity of what is being reported. Our second method is to find more nontraditional sources for gathering information; analysts often develop their own networks within their respective industries. For example, suppose we are looking at a biotechnology company that has a new medical device for detecting heart murmurs. Our analysts would be in contact with 20 or so cardiovascular doctors whose expertise would enable us to determine the viability of the new device and thus, whether the company would be a worthwhile investment.

While negative returns are always difficult to accept, the series outperformed its benchmark, the S&P 500. We continued to be overweighted in financial services, particularly in the insurance and banking arena, and we believe these areas could continue to benefit the portfolio through the rest of the year. Bank of America, which continued to report strong earnings, contributed to performance. Our retailing stocks have also produced positive results. As we have shifted the portfolio toward companies that exhibit more stable revenues and lower valuations, the consumer products and retailing sectors have been one of the few areas with consistent earnings growth. We have been concentrating on companies such as Gillette, a manufacturer of personal care products, as history has shown that the demand for razors has remained stable during periods when consumers are not spending as much. Other names, such as Wal-Mart and Target, have been strong performers and we expect that trend to continue.

Areas that hurt performance in the last few months were some of our pharmaceutical and technology holdings, specifically Genzyme and Amdocs. Although we are positive on Genzyme for the long term, we remained underweighted in pharmaceuticals due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring. This will pave the way for generic manufacturers to produce the same drugs at much lower costs, which could have a significant effect on pharmaceutical companies.

Technology as a whole has been a very difficult sector to find opportunities, and though we are underweighted, several tech names that we owned have performed poorly. For example, Amdocs, a manufacturer of telecom customer service billing software has seen a significant decline in value over the last few months due to the slowdown in corporate spending and decreased demand.

The market continues to be difficult to navigate. We expect the flight to safety and quality to continue. Investors are not willing to take on too many risks, and therefore we remain mostly interested in "safe haven" stocks. In addition, we expect this trend to continue as a result of the news reports surrounding SEC investigations that plague the market. Given this environment, we are positioning the portfolio toward what we believe are more stable companies, which include the consumer staples and financial services sectors.

    Respectfully,
/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $648.9 million as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS
                                                                  6 Months         1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                            -14.60%        -22.74%       -27.07%        +3.66%       +59.41%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           --          -22.74%       - 9.99%        +0.72%       + 6.96%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                                  6 Months         1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                            -14.70%        -22.85%       -27.38%        +3.21%       +58.72%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           --          -22.85%       -10.12%        +0.63%       + 6.89%
-----------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, July 26, 1995, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 96.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.2%
  Aerospace - 1.3%
    Northrop Grumman Corp.                                               64,900            $  8,112,500
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Nike, Inc., "B"                                                      69,000            $  3,701,850
-------------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    Harley-Davidson, Inc.                                               157,830            $  8,091,944
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 9.1%
    Bank of America Corp.                                               269,810            $ 18,983,832
    Capital One Financial Corp.                                         208,800              12,747,240
    Comerica, Inc.                                                       78,810               4,838,934
    FleetBoston Financial Corp.                                         384,330              12,433,075
    SouthTrust Corp.                                                    124,980               3,264,478
    SunTrust Banks, Inc.                                                 97,300               6,589,156
                                                                                           ------------
                                                                                           $ 58,856,715
-------------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    Automatic Data Processing, Inc.                                     113,930            $  4,961,651
    First Data Corp.                                                    106,000               3,943,200
    Sabre Group Holding, Inc., "A"*                                      97,500               3,490,500
                                                                                           ------------
                                                                                           $ 12,395,351
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    Motorola, Inc.                                                      166,100            $  2,395,162
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Air Products & Chemicals, Inc.                                       25,810            $  1,302,631
    Praxair, Inc.                                                        44,240               2,520,353
                                                                                           ------------
                                                                                           $  3,822,984
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Dell Computer Corp.*                                                257,550            $  6,732,357
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                                       722,210            $  6,839,329
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    SunGard Data Systems, Inc.*                                         131,140            $  3,472,587
    VERITAS Software Corp.*                                             102,954               2,037,460
                                                                                           ------------
                                                                                           $  5,510,047
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.9%
    Citrix Systems, Inc.*                                               370,700            $  2,239,028
    Peoplesoft, Inc.*                                                   156,100               2,322,768
    Rational Software Corp.*                                            161,060               1,322,303
                                                                                           ------------
                                                                                           $  5,884,099
-------------------------------------------------------------------------------------------------------
  Conglomerates - 1.5%
    General Electric Co.                                                339,600            $  9,865,380
-------------------------------------------------------------------------------------------------------
  Construction - 0.4%
    Lennar Corp.                                                         40,100            $  2,454,120
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.5%
    Avon Products, Inc.                                                  11,300            $    590,312
    Estee Lauder Cos., "A"                                                4,500                 158,400
    Gillette Co.                                                         85,220               2,886,401
    Kimberly-Clark Corp.                                                 41,900               2,597,800
    Philip Morris Cos., Inc.                                            164,800               7,198,464
    The Procter & Gamble Co.                                            103,860               9,274,698
                                                                                           ------------
                                                                                           $ 22,706,075
-------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Smurfit-Stone Container Corp.*                                      148,000            $  2,282,160
-------------------------------------------------------------------------------------------------------
  Electronics - 3.0%
    Analog Devices, Inc.*                                               242,212            $  7,193,697
    Atmel Corp.*                                                        254,370               1,592,356
    Linear Technology Corp.                                             176,400               5,544,252
    Maxim Integrated Products, Inc.*                                     65,600               2,514,448
    Teradyne, Inc.*                                                     107,400               2,523,900
                                                                                           ------------
                                                                                           $ 19,368,653
-------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Equitable Resources, Inc.                                            41,910            $  1,437,513
-------------------------------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                                              185,800            $  2,733,118
    Clear Channel Communications, Inc.*                                  45,190               1,446,984
    Fox Entertainment Group, Inc.*                                       25,400                 552,450
    Viacom, Inc., "B"*                                                  475,241              21,086,443
                                                                                           ------------
                                                                                           $ 25,818,995
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.8%
    Charles Schwab Corp.                                                 84,500            $    946,400
    Citigroup, Inc.                                                     239,508               9,280,935
    Fannie Mae                                                          136,530              10,069,087
    Freddie Mac                                                         176,850              10,823,220
    Goldman Sachs Group, Inc.                                            98,400               7,217,640
    Merrill Lynch & Co., Inc.                                           147,560               5,976,180
                                                                                           ------------
                                                                                           $ 44,313,462
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    Mellon Financial Corp.                                              171,500            $  5,390,245
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.4%
    Anheuser-Busch Cos., Inc.                                           146,600            $  7,330,000
    Kellogg Co.                                                          49,000               1,757,140
                                                                                           ------------
                                                                                           $  9,087,140
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                                             131,400            $  5,726,412
-------------------------------------------------------------------------------------------------------
  Insurance - 7.8%
    AFLAC, Inc.                                                         162,630            $  5,204,160
    Allstate Corp.                                                      127,000               4,696,460
    American International Group, Inc.                                   62,882               4,290,439
    Chubb Corp.                                                         125,100               8,857,080
    CIGNA Corp.                                                          20,440               1,991,265
    Hartford Financial Services Group, Inc.                              66,700               3,966,649
    MetLife, Inc.                                                       339,100               9,766,080
    The St. Paul Cos., Inc.                                             106,330               4,138,363
    Travelers Property Casualty Corp.*                                  451,200               7,986,240
                                                                                           ------------
                                                                                           $ 50,896,736
-------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Danaher Corp.                                                       116,500            $  7,729,775
-------------------------------------------------------------------------------------------------------
  Manufacturing
    ITT Industries, Inc.                                                    300            $     21,180
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.5%
    Applera Corp. - Applied Biosystems Group                            177,170            $  3,453,043
    Baxter International, Inc.                                          137,100               6,094,095
    Eli Lilly & Co.                                                     149,190               8,414,316
    Pfizer, Inc.                                                        694,690              24,314,150
                                                                                           ------------
                                                                                           $ 42,275,604
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.6%
    Genzyme Corp.*                                                      292,800            $  5,633,472
    HEALTHSOUTH Corp.*                                                  300,600               3,844,674
    Laboratory Corporation of America Holdings*                          72,500               3,309,625
    Lincare Holdings, Inc.*                                              60,900               1,967,070
    Tenet Healthcare Corp.*                                              32,200               2,303,910
                                                                                           ------------
                                                                                           $ 17,058,751
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.7%
    Alcoa, Inc.                                                         138,630            $  4,595,584
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                                                   54,700            $  1,820,963
    GlobalSantaFe Corp.                                                 131,028               3,583,616
                                                                                           ------------
                                                                                           $  5,404,579
-------------------------------------------------------------------------------------------------------
  Oils - 5.1%
    Anadarko Petroleum Corp.                                             30,800            $  1,518,440
    Apache Corp.                                                         64,093               3,684,066
    Devon Energy Corp.                                                   88,750               4,373,600
    ExxonMobil Corp.                                                    574,660              23,515,087
                                                                                           ------------
                                                                                           $ 33,091,193
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.9%
    Wyeth                                                               239,860            $ 12,280,832
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    Gannett Co., Inc.                                                    21,100            $  1,601,490
    Tribune Co.                                                          36,100               1,570,350
                                                                                           ------------
                                                                                           $  3,171,840
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                                        65,900            $  2,167,451
-------------------------------------------------------------------------------------------------------
  Retail - 8.6%
    Home Depot, Inc.                                                    319,680            $ 11,741,847
    Lowe's Cos., Inc.                                                    60,480               2,745,792
    Sears, Roebuck & Co.                                                151,500               8,226,450
    Target Corp.                                                        226,700               8,637,270
    Wal-Mart Stores, Inc.                                               440,720              24,244,007
                                                                                           ------------
                                                                                           $ 55,595,366
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 3.6%
    3M Co.                                                               74,690            $  9,186,870
    Illinois Tool Works, Inc.                                           111,400               7,608,620
    SPX Corp.*                                                           54,510               6,404,925
                                                                                           ------------
                                                                                           $ 23,200,415
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Safeway, Inc.*                                                      242,640            $  7,082,662
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.7%
    AT&T Corp.                                                          304,500            $  3,258,150
    AT&T Corp.(S)(S)*                                                   296,400               1,141,140
    BellSouth Corp.                                                     254,500               8,016,750
    EchoStar Communications Corp.*                                      267,300               4,961,088
                                                                                           ------------
                                                                                           $ 17,377,128
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.2%
    Comcast Corp., "A"*                                                  59,860            $  1,427,062
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.6%
    Cisco Systems, Inc.*                                                750,500            $ 10,469,475
    Emulex Corp.*                                                       153,000               3,444,030
    QLogic Corp.*                                                        69,871               2,662,085
    USA Interactive, Inc.*                                               21,700                 508,865
                                                                                           ------------
                                                                                           $ 17,084,455
-------------------------------------------------------------------------------------------------------
  Transportation - 1.2%
    United Parcel Service, Inc.                                         126,400            $  7,805,200
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $579,058,306
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.3%
  Bermuda - 3.0%
    Accenture Ltd. (Business Services)*                                 139,600            $  2,652,400
    Ace Ltd. (Insurance)                                                269,200               8,506,720
    XL Capital Ltd. (Insurance)                                         102,000               8,639,400
                                                                                           ------------
                                                                                           $ 19,798,520
-------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Encana Corp. (Utilities - Gas)                                       85,700            $  2,636,141
-------------------------------------------------------------------------------------------------------
  France - 0.9%
    Total Fina Elf S.A., "B" (Oils)                                      38,150            $  6,181,548
-------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                             136,900            $  1,856,364
-------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Nissan Motor Co. (Automotive)                                       291,000            $  2,015,437
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Unilever N.V. (Consumer Goods and Services)                          57,900            $  3,783,493
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Syngenta AG (Chemicals)                                              95,580            $  5,733,390
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Diageo PLC (Food & Beverage Products)*                              188,880            $  2,453,152
    Willis Group Holdings Ltd. (Insurance)*                              87,900               2,892,789
                                                                                           ------------
                                                                                           $  5,345,941
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 47,350,834
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $690,743,243)                                               $626,409,140
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.5%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Ford Motor Credit Corp., due 7/05/02                               $  2,000            $  1,999,562
    General Electric Capital Corp., due 7/01/02                           7,421               7,421,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $  9,420,562
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.3%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 6/28/02, due 7/1/
      02, total to be received $8,446,372 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                $  8,445            $  8,445,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $708,608,805)                                          $644,274,702

Other Assets, Less Liabilities - 0.7%                                                         4,645,879
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $648,920,581
-------------------------------------------------------------------------------------------------------
     * Non-income producing security.
(S)(S) When-issued security. At June 30, 2002 the series had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $708,608,805)            $644,274,702
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        28,343,782
  Cash                                                                      917
  Receivable for investments sold                                     8,866,592
  Receivable for series shares sold                                     111,354
  Interest and dividends receivable                                     781,120
                                                                   ------------
      Total assets                                                 $682,378,467
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  3,491,849
  Payable for series shares reacquired                                1,453,711
  Collateral for securities loaned, at value                         28,343,782
  Payable to affiliates -
    Management fee                                                       39,722
    Shareholder servicing agent fee                                       1,854
    Distribution fee                                                        140
    Administrative fee                                                      927
  Accrued expenses and other liabilities                                125,901
                                                                   ------------
      Total liabilities                                            $ 33,457,886
                                                                   ------------
Net assets                                                         $648,920,581
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $995,126,274
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (64,331,984)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (283,279,108)
  Accumulated undistributed net investment income                     1,405,399
                                                                   ------------
      Total                                                        $648,920,581
                                                                   ============
Shares of beneficial interest outstanding                           53,185,158
                                                                    ==========
Initial Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $642,039,923 / 52,619,654 shares of beneficial
    interest outstanding)                                             $12.20
                                                                      ======
Service Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,880,658 / 565,504 shares of beneficial
    interest outstanding)                                             $12.17
                                                                      ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $   4,481,713
    Interest                                                            225,300
    Foreign taxes withheld                                              (46,031)
                                                                  -------------
      Total investment income                                     $   4,660,982
                                                                  -------------
  Expenses -
    Management fee                                                $   2,812,968
    Trustees' compensation                                                9,431
    Shareholder servicing agent fee                                     131,272
    Distribution fee (Service Class)                                      8,125
    Administrative fee                                                   65,636
    Custodian fee                                                       172,269
    Printing                                                             62,743
    Postage                                                                  97
    Auditing fees                                                        16,289
    Legal fees                                                              768
    Miscellaneous                                                         4,022
                                                                  -------------
      Total expenses                                              $   3,283,620
    Fees paid indirectly                                                (27,560)
                                                                  -------------
      Net expenses                                                $   3,256,060
                                                                  -------------
        Net investment income                                     $   1,404,922
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $ (76,348,497)
    Foreign currency transactions                                       (10,476)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $ (76,358,973)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (39,545,109)
    Translation of assets and liabilities in foreign currency             4,034
                                                                  -------------
      Net unrealized loss on investments and foreign currency
        translation                                               $ (39,541,075)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(115,900,048)
                                                                  -------------
          Decrease in net assets from operations                  $(114,495,126)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                                 JUNE 30, 2002          DECEMBER 31, 2001
                                                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                         $   1,404,922              $    1,831,451
  Net realized loss on investments and foreign currency
    transactions                                                  (76,358,973)               (204,972,129)
  Net unrealized loss on investments and foreign
    currency translation                                          (39,541,075)                (36,470,164)
                                                                -------------              --------------
    Decrease in net assets from operations                      $(114,495,126)             $ (239,610,842)
                                                                -------------              --------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $  (1,784,578)             $     (127,724)
  From net investment income (Service Class)                           (7,128)                       --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                                --                  (120,745,734)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                --                      (610,927)
  In excess of net realized gain on investment and
    foreign currency transactions (Initial Class)                        --                    (1,977,133)
  In excess of net realized gain on investment and
    foreign currency transactions (Service Class)                        --                       (10,004)
                                                                -------------              --------------
    Total distributions declared to shareholders                $  (1,791,706)             $ (123,471,522)
                                                                -------------              --------------
Net increase (decrease) in net assets from series share
  transactions                                                  $ (51,282,869)             $   92,269,729
                                                                -------------              --------------
      Total decrease in net assets                              $(167,569,701)             $ (270,812,635)
Net assets:
  At beginning of period                                          816,490,282               1,087,302,917
                                                                -------------              --------------
  At end of period (including accumulated undistributed
    net investment income of $1,405,399 and $1,792,183,
    respectively)                                               $ 648,920,581              $  816,490,282
                                                                =============              ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                      SIX  MONTHS ENDED         -------------------------------------------------------------------------------
                          JUNE 30, 2002                 2001               2000             1999            1998           1997
                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                   INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $14.32               $20.80             $23.34           $19.05          $15.80         $13.13
                                 ------               ------             ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)       $ 0.03               $ 0.03             $ 0.01           $ 0.02          $ 0.06         $ 0.05
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency          (2.12)               (4.15)             (1.00)            4.52            3.59           2.62
                                 ------               ------             ------           ------          ------         ------
  Total from investment
    operations                   $(2.09)              $(4.12)            $(0.99)          $ 4.54          $ 3.65         $ 2.67
                                 ------               ------             ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income     $(0.03)              $(0.00)*           $(0.01)          $(0.04)         $(0.03)        $ --
  From net realized gain on
    investments and foreign
    currency transactions          --                  (2.32)             (1.54)           (0.21)          (0.37)          --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                   --                  (0.04)              --               --              --             --
                                 ------               ------             ------           ------          ------         ------
  Total distributions declared
    to shareholders              $(0.03)              $(2.36)            $(1.55)          $(0.25)         $(0.40)        $ --
                                 ------               ------             ------           ------          ------         ------
Net asset value - end of
  period                         $12.20               $14.32             $20.80           $23.34          $19.05         $15.80
                                 ======               ======             ======           ======          ======         ======
Total return                     (14.60)%++           (21.25)%            (4.85)%          24.05%          23.39%         20.26%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                       0.87%+               0.89%              0.85%            0.86%           0.86%          0.92%
  Net investment income            0.37%+               0.20%              0.05%            0.08%           0.33%          0.34%
Portfolio turnover                   49%                  99%                93%              91%             83%            99%
Net assets at end of
period (000 Omitted)           $642,040             $808,889         $1,083,760         $883,578        $567,778       $285,845

  (S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                                                                            $ 0.06
        Ratios (to average net assets):
          Expenses##                                                                                                       0.88%
          Net investment income                                                                                            0.38%
 * Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements. See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002                 YEAR ENDED               PERIOD ENDED
                                                         (UNAUDITED)          DECEMBER 31, 2001         DECEMBER 31, 2000*
--------------------------------------------------------------------------------------------------------------------------
                                                SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $14.27                     $20.78                     $23.13
                                                              ------                     ------                     ------
Income from investment operations# -
  Net investment income (loss)                                $ 0.01                     $ 0.00**                   $(0.03)###
  Net realized and unrealized loss on investments and
    foreign currency                                           (2.10)                     (4.15)                     (2.32)
                                                              ------                     ------                     ------
    Total from investment operations                          $(2.09)                    $(4.15)                    $(2.35)
                                                              ------                     ------                     ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.01)                    $  --                      $ --
  From net realized gain on investments and foreign
    currency transactions                                      --                         (2.32)                      --
  In excess of net realized gain on investments and
    foreign currency transactions                              --                         (0.04)                      --
                                                              ------                     ------                     ------
    Total distributions declared to shareholders              $(0.01)                    $(2.36)                    $  --
                                                              ------                     ------                     ------
Net asset value - end of period                               $12.17                     $14.27                     $20.78
                                                              ======                     ======                     ======
Total return                                                  (14.70)%++                 (21.39)%                    (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.09%+                     1.09%                      1.05%+
  Net investment gain (loss)                                    0.17%+                     0.00%**                   (0.15)%+
Portfolio turnover                                                49%                        99%                        93%
Net assets at end of period (000 Omitted)                     $6,881                     $7,601                     $3,543

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 ** Per share amount was less than 0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of fund shares and the amount of per share net investment income at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies that offer variable annuity and/or life insurance products. As of June 30, 2002, there were 130 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrowers default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrowers, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $27,605,103. These loans were collateralized by cash of $28,343,782 which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     28,343,782         $28,343,782
                                                                    -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund (trust, series) at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $13,312 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $14,248 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000, was as follows:

                                        DECEMBER 31, 2001   DECEMBER 31, 2000
-----------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                          $ 11,355,430         $ 5,332,043
    Long-term capital gain                    112,116,092          54,531,093
                                             ------------         -----------
Total Distributions declared                 $123,471,522         $59,863,136
                                             ============         ===========

As of December 31, 2001, the components of distributable earnings and accumulated losses on a tax basis were as follows:

                Undistributed ordinary income   $   1,791,564
                Capital loss carryforward        (199,238,227)
                Unrealized loss                   (36,109,385)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carry-forward of $199,238,227, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution fee - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Research series Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002, were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $360,401,631 and $420,168,120, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $708,608,805
                                                                 ------------
Gross unrealized depreciation                                    $(91,500,470)
Gross unrealized appreciation                                      27,166,367
                                                                 ------------
    Net unrealized depreciation                                  $(64,334,103)
                                                                 ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares                SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                                ----------------------------------   ----------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           3,299,761       $ 45,109,338         8,872,500       $147,257,516
Shares issued to shareholders in
  reinvestment of distributions         133,877          1,784,578         7,500,033        122,850,543
Shares redeemed                      (7,303,611)       (98,633,461)      (11,983,412)      (183,785,600)
                                      ---------       ------------       -----------       ------------
    Net increase (decrease)          (3,869,973)      $(51,739,545)        4,389,121       $ 86,322,459
                                      =========       ============       ===========       ============

Service Class shares                SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                ----------------------------------   ----------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             131,945       $  1,759,951           415,355       $  6,688,839
Shares issued to shareholders in
  reinvestment of distributions             536              7,128            38,036            620,979
Shares redeemed                         (99,587)        (1,310,403)          (91,311)        (1,362,548)
                                      ---------       ------------       -----------       ------------
    Net increase                         32,894       $    456,676           362,080       $  5,947,270
                                      =========       ============       ===========       ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily un-used portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $3,765. The series had no significant borrowings during the period.



                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                VFR-3 8/02 286M